UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 21, 2020

Bioethics, Ltd.

(Exact name of Registrant as specified in its charter)

Nevada	333-55254-41	87-045312
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

1661 Lakeview Circle, Ogden, UT, 84403

 (Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 801-399-3632

N/A

(Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging Growth Company [  ]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [  ]

TABLE OF CONTENTS

      Page No.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS3

EXPLANATORY NOTE4

Item 2.01.  Completion of Acquisition of Assets4

Item 5.01.Changes in Control of Registrant7

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment

of Certain Officers; Compensatory Arrangements of Certain Officers7

Item 5.06. Change in Shell Company Status7

Item 9.01.Financial Statements and Exhibits7

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K (“Report”) may contain forward-looking statements. Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future,” and terms of similar import (including the negative of any of these terms) may identify forward-looking statements. However, not all forward-looking statements may contain one or more of these identifying terms. Forward-looking statements in this Report may include, without limitation, statements regarding the plans and objectives of management for future operations, projections of income or loss, earnings or loss per share, capital expenditures, dividends, capital structure or other financial items, our future financial performance, including any such statement contained in a discussion and analysis of financial condition by management or in the results of operations included pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”), and the assumptions underlying or relating to any such statement.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the accuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation:

•The implementation of our business model and strategic plans for our business;

•Estimates of our future revenue, expenses, capital requirements and our need for financing;

•Our financial performance;

•Current and future government regulations;

•The real estate market;

•Developments relating to our competitors; and

•Other risks and uncertainties, including those listed under the section titled “Risk Factors.”

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them and to the risk factors. We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise, except as required by law.  Readers should read this Report in conjunction with other documents which we may file from time to time with the SEC.

EXPLANATORY NOTE

Bioethics, Ltd., a Nevada corporation (the “Company”), was a shell company that acquired several hundred acres of raw land pursuant to a Contribution and Subscription Agreement (“Contribution Agreement”). Due to disputes that arose in connection with possible encumbrances against the land conveyed in connection with the Rescission Agreement, the parties chose to rescind the Contribution Agreement and unwind the transactions. The result is that the Company has ceased plans to engage in land development and has returned to being a shell corporation.

Item 1.02. Termination of a Material Definitive Agreement

The Contribution Agreement, a material definitive agreement not made in the ordinary course of the Company’s business to which the Company was a party, has been terminated. The information contained in Item 2.01 below relating to the various agreements described therein is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets

RESCISSION OF THE CONTRIBUTION AGREEMENT

AND RETURN OF RELATED TRANSACTIONS

This section describes the material provisions of the Mutual Rescission And Release Agreement (“Rescission Agreement”), but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of the Contribution and Subscription Agreement, a copy of which is disclosed as Exhibit 2.1 to the current report on Form 8-K filed on January 27, 2020. A copy of the Rescission Agreement is disclosed herewith as Exhibit 10.10 to this Form 8-K. Unless otherwise defined herein, the capitalized terms used below are defined in the Contribution Agreement and Rescission Agreement, respectively.

The Contribution Agreement

On December 5, 2019 (the “Closing Date”), the Company consummated the transactions with First Federal Management Group, Inc., a Utah corporation (“First Federal”) by which the parties entered into a Contribution Agreement. Pursuant to the Contribution Agreement, First Federal contributed, assigned and transferred to the Company assets consisting substantially of real property (the “Assets”). Property descriptions for the parcels held in fee simple are disclosed on Schedule 1 to the Contribution Agreement.

As part of the Contribution Agreement, First Federal executed deeds transferring the Assets from First Federal to the Company. Pursuant to the Contribution Agreement, First Federal contributed, assigned and transferred to the Company the Assets in exchange for the issuance to First Federal of 220,000,000 shares of common stock representing 95.2% of the issued and outstanding shares of the Company.

The Rescission Agreement

Effective as of February 24, 2020, the parties entered into the Rescission Agreement wherein the parties were required to unwind the Contribution Agreement and First Federal was required to transfer the 220,000,000 million Company common stock shares to the Company for cancellation and the Company was required to convey back to First Federal real property Assets as well as the rights to debt repayments. The conveyances required under the Rescission Agreement specifically included:

First Federal Conveyances to the Company

First Federal Delivery of 220,000,000 the Company Shares.  The Rescission Agreement required the parties to cause Colonial Stock Transfer Corp. (the “Transfer Agent”), as transfer agent for the 220,000,000 the Company Shares, to transfer the 220,000,000 the Company Shares from First Federal to the Company. The shares are to be cancelled and return to treasury.

Company Conveyances to First Federal

The Eagle Mountain/Fairfield Property, as identified in the Contribution Agreement, was re-conveyed by a Special Warranty Deed for the Eagle Mountain/Fairfield Property in the form of the Special Warranty Deed executed in connection with the Rescission Agreement.

The Kamas Property, as identified in the Contribution Agreement, was re-conveyed by a Special Warranty Deed for the Kamas Property in the form of the Special Warranty Deed executed in connection with the Rescission Agreement.

The Cummings Contract, Green Haven Assignment, the Geneva Note, the Green Haven Note and the Green Haven Deed of Trust, all as defined below, were assigned by the Company to First Federal by Assignment and Assumption of Contracts dated February 24, 2020, filed with this Form 8-K as Exhibit 10.11 (“Assignment Agreement”) duly executed by the Company and pursuant to which the Company assigned to First Federal and First Federal assumed from the Company, all of the Company’s right, title and interest in and to the following:

(i)the Real Estate Purchase Contract for Land, having an Offer Reference Date of August 14, 2019, between Assignor, as Buyer, and D. LaVell Cummings, as Seller, pertaining to the purchase and sale of approximately 160 acres of land (Parcel No. 59-019-004 and 59-019-005) for Two Million Four Hundred Thousand and 00/100 Dollars ($2,400,000.00) (the “Cummings Contract”);

(ii)the Agreement Regarding Assignment and Assumption of Real Estate Contract, by and between Atlanta Income & Asset Group, Inc. and Green Haven Homes, LLC, dated May 30, 2019 (the “Green Haven Assignment”);

(iii)that certain Promissory Note dated as of the Closing Date made by Geneva Family Assets, LLC,  a Utah limited liability company, in favor of Atlanta Income & Asset Group, Inc.  (the “Geneva Note”); and

(iv)that certain Promissory Note (the “Green Haven Note”) and Deed of Trust (the “Green Haven Deed of Trust”) executed by Green Haven Homes, LLC (“Green Haven”), in connection with the sale of the real property located Nibley, Utah (the “Nibley Property”), contributed to the Company in connection with the Transaction and subsequently sold by the Company pursuant to that certain Real Estate Purchase and Sale Agreement, by and between Atlanta Income & Asset Group, Inc. and Green Haven, dated May 28, 2019, as amended prior to the date hereof (the “Green Haven Agreement”).

The Geneva Note and Green Haven Note, duly endorsed by the Company in favor of First Federal (the Company not being in possession of the originals) was provided to First Federal in connection with the Rescission Agreement.

Board Resignations

Resignation of First Federal Officers and Directors.  Keven Walgamott, Paul Simms, and Joshua Turnbow were required to resign from all officer and director positions at the Company if they had not already done so.

The foregoing description of the Rescission Agreement does not purport to be complete. For further information, please refer to the copy of the Rescission Agreement, and exhibits thereto, that is filed as Exhibit 10.10 to this Report. There are representations and warranties contained in the Rescission Agreement that were made by the parties to each other as of specific dates. The assertions embodied in these representations and warranties were made solely for purposes of the Rescission Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating their terms. Moreover, some representations and warranties may not be accurate or complete as of any specified date because they are subject to a contractual standard of materiality that is different from certain standards generally applicable to shareholders or were used for the purpose of allocating risk between the parties rather than establishing matters as facts. For these reasons, investors should not rely on the representations and warranties in the Rescission Agreement as statements of factual information.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of March 2, 2020, the number of shares of the Company’s common stock, par value $0.001, owned of record or beneficially by each person known to be the beneficial owner of 5% or more of the issued and outstanding shares of common stock, and by the Company’s sole officer and directors, and by all officers and directors as a group.  On such date there were 11,000,000 shares of the Company’s common stock issued and outstanding.

Name	Title of Class	Amount and Nature of Beneficial Ownership(1)	Percentage Of Class

Mark Scharmann, CEO and Director	Common Stock	5,275,000	47.95%
Elliott N. Taylor, Director	Common Stock	4,725,000	42.95%
All Executive Officers And Directors as a Group (2 Persons)	Common Stock	10,000,000	90.91%

(1)As reported above, the term “beneficial owner” is defined broadly under Exchange Act Rule 13d-3 to include “any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise” has or shares voting or investment power with respect to a registered equity security.

Change of Control

As a result of the return of the 220,000,000 Company shares back to the Company for cancellation, a change in control of the Company occurred as of February 24, 2020. Except as described in this Report, no arrangements or understandings exist among present or former controlling shareholders with respect to the election of members of our Board and, to our knowledge, no other arrangements exist that might result in a change of control of the Company.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Directors, Executive Officers and Significant Employees

Below are the names of and certain information regarding the Company’s current executive officers and directors who were appointed effective as of the closing of the Asset Transfer:

Name	Age	Positions Held with the Registrant

Mark A. Scharmann 61 Director, President and Chief Executive Officer,

Secretary/Treasurer

Elliott N. Taylor61Director

Biographies of Directors and Executive Officers

Mark A. Scharmann.  Mark A. Scharmann.  For the past several years Mr. Scharmann has been a private investor in residential real estate and private and public companies.  Mr. Scharmann became interested in investing in emerging growth companies in December 1979 while attending Weber State College. He compiled and edited a publication titled Digest of Stocks Listed on the Intermountain Stock Exchange (Library of Congress Cat. No. 80-82407). In 1981, he compiled and edited an industry directory called the OTC Penny Stock Digest (Library of Congress Cat. No. 80-82471). For the past several years Mr. Scharmann has also consulted with both public and privately held companies relating to management, mergers and acquisitions, debt and equity financing, capital market access, and introductions to investor relations groups. In addition to being and officer and director of Bioethics, Ltd., Mr. Scharmann is an officer and director of Spirits Time International, Inc., a beverage industry company listed on the

OTC Markets under the symbol (“SRSG”). He is an officer of Roycemore Corporation, a private firm specializing in the development and acquisition of self-storage facilities. Mr. Scharmann was a co-founder of Bio-Path Holdings, Inc., an oncology-focused biotechnology company. He was a co-founder of wffl.com, a youth sports information web site. He graduated from Weber State University, Ogden, UT in 1997 with a Bachelors of Integrated Studies Degree in Business, Psychology and Health Education.

Elliott N. Taylor. Since 2012, Mr. Taylor has been the manager and founder of IF Group, LLC, the operator of e-commerce website bariatriceating.com. IF Group, LLC, supplies nutritional food supplements, flavored protein powders and ready-made drinks formulated to address deficiencies found in individuals that have undergone bariatric weight loss surgery. Since 1987, Mr. Taylor, a licensed lawyer in the state of Utah, has provided legal and business consulting services to clients in a wide range of corporate and securities law matters, including representation in connection with acquisitions, mergers and change-of-control transactions. Mr. Taylor has also provided legal services with respect to initial and follow-on public offerings; limited or private offerings; debt and equity financings, periodic reporting compliance, secondary trading and blue sky requirements; general consultation regarding capital formation, securities law compliance; corporate governance, internal controls, and compliance matters. Mr. Taylor’s clients have been high technology, alternative energy, real estate development, venture capital, environmental remediation, mining and medical technology businesses located in the United States, Mexico, Canada, China, and the United Kingdom.

Item 5.01. Changes in Control of Registrant

As a result of the Rescission Agreement, Bioethics experienced a change in control with control of us reverting back to Mark Scharmann. The disclosure set forth in Item 2.01 to this Report is incorporated into this item by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2020, Keven Walgamott and Paul Sims resigned from all director and officer positions at the Company.

Item 5.06. Change in Shell Company Status

The information in Items 1.02 and 2.01 above are incorporated herein by reference. Following the transactions described above, the Company is again considered a shell company, as that term is defined in Rule 12b-2 under the Exchange Act.

Item 9.01. Financial Statements and Exhibits

Exhibits

Exhibit Description

No.

10.10Mutual Rescission and Release Agreement dated February 24, 2020

10.11Assignment and Assumption of Contracts dated February 24, 2020

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 2, 2020Bioethics, Inc.

/s/ Mark Scharmann

Mark Scharmann

Chief Executive Officer